Exhibit (g)(3)

June 1, 2010

State Street Bank and Trust Company

Lafayette Corporate Center

2 Avenue de Lafayette

Boston, Massachusetts 02111

Attn: Scott C. Ulrich, Vice President, LCC/3N

Re:	Custodian Services Agreement

Ladies and Gentlemen:

Reference is made to the Custodian Services Agreement, dated as of January 1, 2007 (as amended to date, the “Agreement”), by and among State Street Bank and Trust Company, a Massachusetts trust company, and certain registered management investment companies affiliated with Legg Mason, Inc.

Please be advised that Legg Mason Partners Premium Money Market Trust (the “Fund”) has established a new series of shares to be known as Western Asset Premium Tax Free Reserves (the “Portfolio”). In accordance with Section 13(d) of the Agreement, the Fund hereby requests that your bank act as Custodian with respect to its Portfolio under the terms of the Agreement.

Attached as Exhibit A hereto is a replacement of “Exhibit A” to the Agreement, effective as of the date set forth below. The attached Exhibit A is marked to reflect the addition of the Portfolio.

Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement. Please sign below to evidence your consent and agreement to the above.

LEGG MASON PARTNERS PREMIUM
MONEY MARKET TRUST
on behalf of its series, Western Asset Premium Tax Free Reserves

By: /s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	President, Chairman and Chief Executive Officer

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:        /s/ Michael F. Rogers

Name: Michael F. Rogers

Title: Executive Vice President

Effective Date as of: June 1, 2010

Exhibit A

Legg Mason Partners Equity Trust

Legg Mason Clearbridge Aggressive Growth Fund

Legg Mason Clearbridge Capital Management All Cap Fund

Legg Mason Clearbridge Appreciation Fund

Legg Mason Clearbridge Capital Fund

Legg Mason Clearbridge Diversified Large Cap Growth Fund

Legg Mason Clearbridge Dividend Strategy Fund

Legg Mason Esemplia Emerging Markets Equity Fund

Legg Mason Clearbridge Equity Fund

Legg Mason Investment Counsel Financial Services Fund

Legg Mason Clearbridge Fundamental All Cap Value Fund

Legg Mason Batterymarch Global Equity Fund

Legg Mason Global Currents International All Cap Opportunity Fund

Legg Mason Clearbridge Large Cap Value Fund

Legg Mason Clearbridge Large Cap Growth Fund

Legg Mason Lifestyle Allocation 100%

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

Legg Mason Lifestyle Income Fund

Legg Mason Clearbridge Mid Cap Core Fund

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Clearbridge Small Cap Growth Fund

Legg Mason Clearbridge Small Cap Value Fund

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Legg Mason Clearbridge Equity Income Builder Fund

Legg Mason Target Retirement 2015

Legg Mason Target Retirement 2020

Legg Mason Target Retirement 2025

Legg Mason Target Retirement 2030

Legg Mason Target Retirement 2035

Legg Mason Target Retirement 2040

Legg Mason Target Retirement 2045

Legg Mason Target Retirement 2050

Legg Mason Target Retirement Fund

Legg Mason Permal Tactical Allocation Fund

Legg Mason Partners Income Trust

Legg Mason Western Asset Adjustable Rate Income Fund

Legg Mason Western Asset California Municipals Fund

Legg Mason Western Asset Core Bond Fund

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Western Asset Strategic Income Fund

Legg Mason Western Asset Global High Yield Bond Fund

Legg Mason Western Asset Government Securities Fund

Legg Mason Western Asset High Income Fund

Legg Mason Western Asset Global Inflation Management Fund

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Legg Mason Western Asset Intermediate-Term Municipals Fund

Legg Mason Western Asset Corporate Bond Fund

Legg Mason Western Asset Managed Municipals Fund

Legg Mason Western Asset Massachusetts Municipals Fund

Legg Mason Western Asset Municipal High Income Fund

Legg Mason Western Asset New Jersey Municipals Fund

Legg Mason Western Asset New York Municipals Fund

Legg Mason Western Asset Oregon Municipals Fund

Legg Mason Western Asset Pennsylvania Municipals Fund

Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Western Asset Short/Intermediate U.S. Government Fund

Legg Mason Western Asset Short-Term Bond Fund

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Variable Equity Trust

Legg Mason Clearbridge Variable Aggressive Growth Portfolio

Legg Mason Clearbridge Variable Appreciation Portfolio

Legg Mason Clearbridge Variable Equity Income Portfolio

Legg Mason Clearbridge Variable Dividend Strategy Portfolio

Legg Mason Clearbridge Variable Equity Index Portfolio

Legg Mason Clearbridge Variable Fundamental All Cap Value Portfolio

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

Legg Mason Clearbridge Variable Large Cap Value Portfolio

Legg Mason Clearbridge Variable Large Cap Growth Portfolio

Legg Mason Clearbridge Variable Lifestyle Allocation 50%

Legg Mason Clearbridge Variable Lifestyle Allocation 70%

Legg Mason Clearbridge Variable Lifestyle Allocation 85%

Legg Mason Clearbridge Variable Mid Cap Core Portfolio

Legg Mason Clearbridge Variable Small Cap Growth Portfolio

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Partners Variable Income Trust

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Western Asset Variable Government Portfolio

Legg Mason Western Asset Variable High Income Portfolio

Legg Mason Western Asset Variable Money Market Portfolio

Legg Mason Western Asset Variable Strategic Bond Portfolio

Legg Mason Partners Money Market Trust

Western Asset California Tax Free Money Market Fund

Western Asset Liquid Reserves

Western Asset Connecticut Municipal Money Market Fund

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Western Asset California Municipal Money Market Fund

Western Asset Government Money Market Fund

Western Asset Massachusetts Municipal Money Market Fund

Western Asset Money Market Fund

Western Asset Municipal Money Market Fund

Western Asset New York Municipal Money Market Fund

Legg Mason Partners Institutional Trust

Western Asset Institutional Cash Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional Tax Free Reserves

Western Asset Institutional U.S. Treasury Reserves

SMASh Series C Fund

SMASh Series EC Fund

SMASh Series M Fund

Western Asset Institutional Government Reserves

Western Asset Institutional Money Market Fund

Western Asset Institutional AMT Free Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust

Western Asset Premium Liquid Reserves

Western Asset Premium U.S. Treasury Reserves

Western Asset Premium Tax Free Reserves

Barret Opportunity Fund, Inc.

Master Portfolio Trust

Liquid Reserves Portfolio

U.S. Treasury Reserves Portfolio

Tax Free Reserves Portfolio

Prime Cash Reserves Portfolio

Institutional Enhanced Portfolio

Government Portfolio

Western Asset Intermediate Muni Fund Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset Managed High Income Fund Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Municipal High Income Fund Inc.

LMP Real Estate Income Fund Inc.

LMP Corporate Loan Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

LMP Capital & Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset Inflation Management Fund Inc.

Western Asset Worldwide Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

Clearbridge Energy MLP Fund Inc.